ALASKA AIR GROUP

Q1 2025 Earnings | April 23, 2025

Alaska Accelerate

Safe Harbor

This presentation may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by our forward-looking statements, assumptions or beliefs. For a discussion of risks and uncertainties that may cause our forward-looking statements to differ materially, see Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2024. Some of these risks include competition, labor costs, relations and availability, general economic conditions, increases in operating costs including fuel, uncertainties regarding the ability to successfully integrate the operations of the recently completed acquisition of Hawaiian Holdings, Inc. and the ability to realize anticipated cost savings, synergies, or growth from the acquisition, inability to meet cost reduction and other strategic goals, seasonal fluctuations in demand and financial results, supply chain risks, events that negatively impact aviation safety and security, and changes in laws and regulations that impact our business. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed in our most recent Form 10-K. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements made today to conform them to actual results. Over time, our actual results, performance or achievements may differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, assumptions or beliefs and such differences might be significant and materially adverse.

Non-GAAP Financial Information

The Company has made reference in this presentation to financial metrics which are not in accordance with GAAP. Pursuant to Regulation G, we have provided reconciliations of non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis within the First Quarter 2025 Earnings Release filed concurrently with this presentation. Prior year non-GAAP financial metrics have been reconciled in previous SEC filings, and can be referenced therein.

Earnings Update

- Air Group's Consolidated Statement of Operations, Consolidated Balance Sheets, and Summary Cash Flow include Hawaiian Airlines from September 18, 2024 onward. For comparability of financial and operational results, historical information has also been provided on a pro forma basis within the Supplementary Combined Comparative Operating Information in this 8-K and in prior 8-K filings. The pro forma information provided assumes Hawaiian is included in both 2024 and 2025.

- Air Group's reported adjusted net loss per share of ($0.77) was just $10 million below original guidance despite a rapidly evolving economic backdrop and moderating domestic demand environment that impacted both leisure and corporate travel during the quarter. Our (4.5%) adjusted pretax margin in Q1 2025 demonstrated a 7-point improvement compared to prior year's combined result, including a double-digit margin improvement from our Hawaiian operations.

- Q1 2025 unit costs were up 2.1%, driven by strong cost performance across the business and inclusive of a new labor agreement ratified with our Alaska flight attendants in February.

- Unit revenues increased 5% in Q1 2025, outperforming the industry despite revenue being impacted approximately 3 points by the moderated demand environment. Q2 2025 outlook reflects an expected 6-point revenue impact from the demand environment.

- Economic fuel cost per gallon averaged $2.61 for Q1 2025 as decreasing crude oil prices were partially offset by volatility in West Coast refining margins.

- Air Group's balance sheet remains strong, with debt-to-cap at 58%, and adjusted net debt to EBITDAR at 2.1x, down from 2.4x as of December 31, 2024.

Alaska Accelerate initiatives off to a strong start

Network



$400M

- Industry-leading Q1 RASM, 5-6pts ahead of network carriers (Domestic PRASM 6-7 pts ahead)
- Hawaiian operations outperforming, 14pt margin improvement y/y
- SEA connecting traffic up 15% and PDX up 200% in Q2 from banked schedules

✔ Synergies on track

Product



$100M

- Premium revenue remains resilient, up 10%
- Hawaiian Airlines assets premium revenue up 17%
- First class paid load factor up 1.4 pts y/y to 73%
- ~ 30% of 737 premium retrofits completed to date, 38% expected by summer

Loyalty



$150M
VISA

- System card acquisitions up 26% y/y, Hawai'i card growth up ~40% y/y
- San Diego now #1 avg card spend market in CA, and credit card growth exceeds capacity growth
- Huaka'i by Hawaiian members now over 200K, up 90% from Dec

✔ Synergies on track

Cargo



$150M

- Revenue up 36% y/y
- Two A330 freighters delivered, bringing fleet to 8 of 10 total aircraft
- Network combination expected to enable 5% increase in widebody fleet utilization in Q2, further growing as cargo systems are integrated in 2026

✔ Synergies on track

Q1 2025 unit revenues lead the industry

Unit revenue change y/y



Up high single digit %
~6%
5.0%
Guidance
Macro Environment
Higher Completion Rate
Q1 RASM

Chart not to scale

Notes

- Unit revenue improvement expected to lead the industry, coming in 5-6 points above network peers in Q1 2025
- Premium demand continues to outperform with revenue up 10% on a system basis and up 17% for our Hawaiian Airlines assets
- Loyalty cash remuneration increased 12% y/y in Q1 2025 supported by strong card acquisitions, up 26% y/y
- Managed corporate revenue was softer than expected, up 3% y/y in Q1 2025, although trends have stabilized with future bookings up low single-digits compared to slightly negative in March

Unit costs tracking in line with expectations

CASMex change y/y


2024 Pro forma
2025 E
11%
2%
Up MSD to HSD %
0%
4%
9%
1Q25
2Q25E
3Q25E
4Q25E

Chart not to scale

Notes

- Unit costs were up 2.1% y/y in Q1 2025 driven by strong cost performance
- Q2 2025 unit costs will increase mid to high single digits, in line with our expectations, given low growth, pressure in wages and real estate, as well as a challenging y/y comp
  - New AS and HA flight attendant deals contribute ~1.5 pts
  - 2024 real estate settlement and heavy maintenance timing contribute ~1 pt
- Our cost expectations are unchanged and on track, set to improve sequentially the rest of the year

Capacity growth driven by higher Hawaiian aircraft utilization

Capacity change y/y


AS Assets
HA Assets
6%
3%

	1Q25	2Q25E	3Q25E	4Q25E	FY25E
AAG	4%	2 to 3%	~ 1%	~ 4%	**~ 2 to 3%**
Ex Max/ Boeing Strike	(1%)	2 to 3%	~ 1%	~ 3%	**~ 1 to 2%**

Notes

- FY 2025 AAG capacity growth is still expected to be 2% to 3%, driven by growth in Hawaiian Airlines Assets as GTF engine impacts are lapped, utilization is increased, and network changes are implemented. Further adjustments to off-peak capacity are being evaluated as the demand environment evolves
- Absent MAX grounding and Boeing strike impacts in 2024, FY growth would be up approximately 1% to 2%
- Hawaiian Airlines Asset performance has been a bright spot within the combined network with synergies on track

Fuel Costs

LA vs USGC Refining Margins



USGC Crack
Platts Jet/Kero LA Crack
$0.84
$0.67
Q1 Avg:
$0.63
$0.49
$0.53
$0.51
2-Jan
16-Jan
30-Jan
13-Feb
27-Feb
13-Mar
27-Mar
10-Apr

Notes

- Crude oil prices have moderated from the start of the year while refining margins experienced more volatility
- West Coast refining supply was negatively impacted by unplanned maintenance events during Q1. After declining in early March to below $0.50, LA refining margins increased over $0.70 in late March
- LA refining margins remain elevated in April, although recently have fallen to $0.60 as of April 21st, providing some relief compared to the $0.81 average for the month

Balance Sheet and Share Repurchases

Adjusted Net Debt/EBITDAR



2.7x
2.4x
2.1x
1.4x
1.0x
0.9x
2019
2021
2022
2023
2024
1Q25
2026E
Target Adj. Net Debt/EBITDAR < 1.5x

Share Repurchases

- Year to date share repurchases have totaled $149 million[1]
- Nearly $400 million repurchased over the last 6 months, representing 6.4 million shares or approximately 5% of ALK's market capitalization
- Current environment provides compelling opportunity to consider accelerated pace of share repurchases under existing $1 billion program

[1] Year-to-date repurchases through April 22, 2025

Integration Milestones remain on track

Single Loyalty	Single Operating Certificate	Single Passenger Service System	Joint Collective Bargaining Agreements
2H 2025	Q4 2025	Q2 2026	2025-2027
Launched Hawai'i resident program, Huaka'i by Hawaiian Upcoming launch of single loyalty program platform & premium credit card this summer	Process underway to become a single airline from a FAA regulatory perspective	Vendor selection and preparatory work underway to bring both carriers onto one passenger reservation system for a seamless guest booking and travel experience	Commenced joint collective bargaining negotiations with union groups